WARBURG PINCUS (LOGO)               CREDIT | ASSET
[GRAPHIC OMITTED]                   SUISSE | MANAGEMENT (LOGO)
                                    [GRAPHIC OMITTED]


                                     ANNUAL
                                     REPORT
                                DECEMBER 31, 1999

                             WARBURG PINCUS TRUST II

                         (BULLET) FIXED INCOME PORTFOLIO


Warburg Pincus Trust II (the "Trust") Shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

More complete information about the Trust, including charges and expenses, is provided in the PROSPECTUS, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-222-8977 or by writing to Warburg Pincus, P.O. Box 9030, Boston, MA 02205-9030.

Provident Distributors, Inc., Distributor, located at Four Falls Corporate Center, 6th floor, West Conshohocken, PA 19428-2961. Telephone: 800-927-2874, is not an affiliate of Credit Suisse Asset Management, LLC. The Trust is advised by Credit Suisse Asset Management, LLC.

FROM TIME TO TIME, THE PORTFOLIO'S INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

RETURNS ARE HISTORICAL AND INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

THE VIEWS OF THE PORTFOLIO'S MANAGEMENT ARE AS OF THE DATE OF THE LETTER, AND PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF DECEMBER 31, 1999; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

PORTFOLIO SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE. FUND INVESTMENTS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING LOSS OF YOUR INVESTMENT.

WARBURG PINCUS TRUST II--FIXED INCOME PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                February 4, 2000

Dear Shareholder:

   For the 12 months ended December 31, 1999, Warburg Pincus Trust II--Fixed Income Portfolio (the "Portfolio") had a return of 0.27%, vs. a return of 0.38% for the Lehman Intermediate Government/Corporate Bond Index.*

   The period was a difficult one for the U.S. bond market, reflecting persistent strength in the economy. The economy's health prompted worries that the Federal Reserve, which raised interest rates in June, August and November, would continue to raise rates in order to contain potential inflation. While actual inflation remained subdued, these worries (and the Fed's actions) weighed on bond prices, and most major bond indexes had only slim gains at best in terms of total return, i.e., bond-price changes plus coupon income.

   Set against this backdrop, the Portfolio had a marginal gain, restrained by the general weakness in the bond market. The Portfolio performed in line with its benchmark, largely reflecting our decision to keep the Portfolio's duration fairly close to that of its benchmark over much of the period. While we remained optimistic regarding the longer-term outlook for inflation and interest rates, we were reluctant to materially extend duration, given near-term uncertainties regarding the Fed's monetary policy.

   In terms of sector exposure, we maintained a bias in favor of U.S. Treasury securities, which we continued to deem attractive from a risk-vs.-reward perspective. We had smaller but still-meaningful weightings in the corporate, mortgage-backed and asset-backed sectors, areas that we continued to view favorably from a diversification standpoint.

   Going forward, we plan to maintain a diversified mix of Treasury and non-Treasury issues, adjusting our sector exposure as we deem appropriate on a risk-vs.-reward basis. Overall, our focus will remain on high-quality, intermediate-term bonds with what we deem to be attractive risk-adjusted yields and potential for longer-term appreciation.


M. Anthony E. van Daalen
Portfolio Manager

WARBURG PINCUS TRUST II--FIXED INCOME PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT (CONT'D) -- DECEMBER 31, 1999
--------------------------------------------------------------------------------


             GROWTH OF $10,000 INVESTED IN SHARES OF WARBURG PINCUS
    TRUST II-FIXED INCOME PORTFOLIO SINCE INCEPTION AS OF DECEMBER 31, 1999

   The graph below illustrates the hypothetical investment of $10,000 in shares of Warburg Pincus Trust II-Fixed Income Portfolio (the "Portfolio") from March 31, 1997 (inception) to December 31, 1999, compared to the Lehman Intermediate Government/Corporation Bond Index ("LIGC")* for the same time period. Past performance does not predict future results.

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                Portfolio             LIGC
Mar-97          $10,000               $10,000
Apr-97           10,110                10,117.5
May-97           10,200                10,201.5
Jun-97           10,329.5              10,294.6
Jul-97           10,629.1              10,504.1
Aug-97           10,529.2              10,451.4
Sep-97           10,649.2              10,572.9
Oct-97           10,769.5              10,690.1
Nov-97           10,790                10,713.6
Dec-97           10,895.7              10,799.3
Jan-98           11,070.1              10,940.8
Feb-98           11,026.9              10,932.6
Mar-98           11,049                10,967.7
Apr-98           11,093.1              11,022.6
May-98           11,169.7              11,103.1
Jun-98           11,256.8              11,174.4
Jul-98           11,256.8              11,213.8
Aug-98           11,475.2              11,390.1
Sep-98           11,770.1              11,676.2
Oct-98           11,747.7              11,664.8
Nov-98           11,737.2              11,663.8
Dec-98           11,775.9              11,710.7
Jan-99           11,844.2              11,775.1
Feb-99           11,696.2              11,602
Mar-99           11,775.7              11,689
Apr-99           11,832.2              11,725.3
May-99           11,718.6              11,635
Jun-99           11,706.9              11,643.1
Jul-99           11,695.2              11,632.7
Aug-99           11,671.8              11,642
Sep-99           11,774.5              11,750.2
Oct-99           11,796.9              11,780.8
Nov-99           11,831.1              11,795.3
Dec-99           11,806.2              11,756.7


-----------------
* The Lehman Intermediate Government/Corporate Bond Index is an unmanaged index (with no defined investment objective) of intermediate-term government and corporate bonds, and is calculated by Lehman Brothers Inc.

WARBURG PINCUS TRUST II--FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 1999
--------------------------------------------------------------------------------------------------

                                                 RATINGS(DAGGER)
    PAR                                           (MOODY'S/S&P)    MATURITY    RATE%       VALUE
    ----                                         ---------------   --------    -----       -----
CORPORATE BONDS (13.9%)
  $ 15,000  ABN-AMRO Bank N.V. New York  Branch,
              Subordinate Deposit Notes
              (Callable 08/01/04 @ $100.00)          (Aa3, AA-)    08/01/09    8.250    $   15,319
    50,000  AT&T Capital Corp.                        (A1, A+)     11/15/00    7.500        50,356
    45,000  AT&T Capital Corp.                        (A1, A+)     05/15/05    6.600        42,862
    40,000  AT&T Corp.                                (A1, AA-)    09/15/02    6.500        39,650
    30,000  Conagra, Inc. Senior Notes
              (Putable 08/01/09 @ $100.00)          (Baa1, BBB+)   08/01/27    6.700        28,612
    40,000  Countrywide Home Loan Co.                 (A3, A)      04/15/09    6.250        35,950
    50,000  Delphi Auto Systems Corp.               (Baa2, BBB)    05/01/04    6.125        47,250
    30,000  Dime Bancorp, Inc.                       (Ba1, BBB-)   07/25/01    7.000        29,737
    20,000  HMH Properties, Inc., Series B            (NR, NR)     05/15/05    9.500        20,450
    50,000  Household Finance Corp.                   (A2, A)      11/15/08    6.500        46,312
    40,000  Ingersoll-Rand Co. Medium Term Note
              (Putable 11/19/03 @ $100.00)            (A3, A-)     11/19/27    6.230        38,350
    30,000  Lowes Companies, Inc. Medium Term Note
              (Putable 05/15/07 @ $100.00)            (A2, A)      05/15/37    7.110        29,437
    10,000  Nationwide Health Properties, Inc.
              (Putable 07/07/03 @ $100.00)          (Baa2, BBB)    07/07/38    6.590         9,087
    38,000  Niagara Mohawk Power Corp., Series D
              (Callable 4/01/99 to 12/31/00 @
              Make Whole +50BP)                     (Baa3, BBB-)   10/01/02    7.250        37,616
    40,000  Noble Drilling Corp.                    (Baa2, A-)     03/15/09    6.950        37,700
    10,000  Philip Morris Cos., Inc.
              (Putable 06/01/01 @ $100.00)            (A2, A)      06/01/06    6.950         9,513
     5,000  Potomac Electric Power Co.
              (Callable 05/15/02 @ $103.21)           (A1, A)      05/15/27    8.500         4,931
     5,000  Riggs Capital Trust II, Series C
              (Callable 03/15/07 @ $104.44)         (Baa3, BB)     03/15/27    8.875         4,594
    45,000  Safeway, Inc.
              (Callable @ Make Whole +12.5Bp)       (Baa2, BBB)    09/15/04    7.250        44,550
    50,000  Union Electric Co.                       (Aa3, AA-)    12/01/21    8.750        50,563
                                                                                        ----------
            TOTAL CORPORATE BONDS  (Cost $649,918)                                         622,839
                                                                                        ----------


                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST II--FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D)--DECEMBER 31, 1999
--------------------------------------------------------------------------------------------------

                                                 RATINGS(DAGGER)
    PAR                                           (MOODY'S/S&P)    MATURITY    RATE%       VALUE
    ----                                         ---------------   --------    -----       -----
ASSET/MORTGAGE BACKED SECURITIES (22.2%)
  $ 25,000  Asset Securitization Corp.
              (Nomura Asset Securities Corp.),
              Series 1996-D2, Class A2                (NR, AA)     02/14/29    7.357#   $   24,260
   100,000  California Infrastructure PG & E,
              Series 1997-1, Class A7                (Aaa, AAA)    09/25/08    6.420       96,792
    70,000  Commonwealth Edison Transitional
              Funding Trust, Series 1998-1 Class-A6  (Aaa, AAA)    06/25/09    5.630        64,898
    59,000  Fannie Mae                               (Aaa, AAA)    12/01/08    5.690        53,259
    86,000  Fannie Mae                               (Aaa, AAA)    04/01/29    6.500        81,024
   100,000  Fannie Mae, Series 1993-50, Class PU     (Aaa, AAA)    09/25/20    5.000        92,830
    20,000  Fannie Mae, Series 1997-51, Class KB
              Guaranteed REMIC Trust                 (Aaa, AAA)    03/20/08    7.000        19,684
    25,000  Fannie Mae, Series 1998-M4, Class B      (Aaa, AAA)    12/25/23    6.424        23,768
   110,000  Freddie Mae, Series 2072, Class PK       (Aaa, AAA)    07/15/24    6.000       106,087
    86,000  Ginnie Mae                               (Aaa, AAA)    10/15/28    6.500        80,841
   150,000  GMAC Commercial Mortgage Securities, Inc.,
              Series 1997-C2, Class A3               (Aaa, NR)     11/15/07    6.566       139,551
    90,000  MBNA Master Credit Card Trust,
              Series 1998-J, Class A                 (Aaa, AAA)    02/15/06    5.250        85,210
    12,000  Nomura Asset Securities Corp.,
              Series 1994-4B, Class 4A               (Aaa, AAA)    09/25/24    8.300        11,863
   120,000  Standard Credit Card Master Trust,
              Series 1995-9, Class A                 (Aaa, AAA)    10/07/07    6.550       118,525
                                                                                        ----------
            TOTAL ASSET/MORTGAGE BACKED SECURITIES
              (Cost $1,056,806)                                                            998,592
                                                                                        ----------
U.S. AGENCY OBLIGATIONS (5.1%)
   235,000  FMC Discount Note                        (Aaa, AAA)    08/04/00    5.710##     227,135
                                                                                        ----------
            TOTAL U.S. AGENCY OBLIGATIONS  (Cost $227,297)                                 227,135
                                                                                        ----------
U.S. TREASURY OBLIGATIONS (56.7%)
   760,000  U.S. Treasury Notes                      (Aaa, AAA)    08/15/02    6.375       761,832
   500,000  U.S. Treasury Notes                      (Aaa, AAA)    08/15/03    5.750       489,927
   540,000  U.S. Treasury Notes                      (Aaa, AAA)    02/15/05    7.500       563,370
   500,000  U.S. Treasury Notes                      (Aaa, AAA)    08/15/07    6.125       487,954
   180,000  U.S. Treasury Notes                      (Aaa, AAA)    11/15/08    4.750       158,900
    80,000  U.S. Treasury Notes Inflation Index      (Aaa, AAA)    07/15/02    3.625        83,201
                                                                                        ----------
            TOTAL U.S. TREASURY OBLIGATIONS
              (Cost $2,564,885)                                                          2,545,184
                                                                                        ----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST II--FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D)--DECEMBER 31, 1999
--------------------------------------------------------------------------------------------------

  NUMBER OF
   SHARES                                                                      RATE%      VALUE
   ------                                                                      -----      -----
PREFERRED STOCK (0.1%)
REAL ESTATE (0.1%)
     200    Equity Residential PropertiesTrust,
              Series D REIT (Callable 07/15/07 @ $25.00) (Cost $5,000)         8.600    $    3,938
                                                                                        ----------
SHORT TERM INVESTMENTS (2.0%)
  90,055    RBB  Money Market Portfolio (Cost $90,055)                                      90,055
                                                                                        ----------
TOTAL INVESTMENTS (100.0%) (Cost $4,593,961*)                                           $4,487,743
                                                                                        ==========

                                   INVESTMENT ABBREVIATIONS
                             NR = Not Rated
                          REMIC = Real Estate Mortgage Investment Conduit
                           REIT = Real Estate Investment Trust
--------------------------------------------------------------------------------------------------

(DAGGER) Credit ratings given by Moody's Investors Services, Inc. and Standard and Poor's Ratings
         Services are unaudited.
      #  On instruments with variable rates, the rate shown reflects the current rate as of
         December 31, 1999.
     ##  Rate shown reflects the yield to maturity on date of purchase.
      *  Cost for federal income tax purposes is $4,594,347.


                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST II--FIXED INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999
--------------------------------------------------------------------------------

ASSETS
    Investments at value (Cost $4,593,961)                           $4,487,743
    Interest receivable                                                  76,399
    Receivable from affiliate                                             7,441
    Deferred organizational costs                                         3,707
    Prepaid Insurance                                                       238
    Dividend Receivable                                                     108
                                                                     ----------
      TOTAL ASSETS                                                    4,575,636
                                                                     ----------
LIABILITIES
    Accrued expenses payable                                             22,709
    Payable to affiliate                                                    389
    Payable for fund shares redeemed                                        174
                                                                     ----------

      TOTAL LIABILITIES                                                  23,272
                                                                     ----------
NET ASSETS
    Capital contributed, net                                          4,703,081
    Undistributed net investment income                                      15
    Accumulated net realized
      loss from security transactions                                   (44,514)
    Net unrealized depreciation from investments                       (106,218)
                                                                     ----------
Net Assets                                                           $4,552,364
                                                                     ----------
Shares outstanding                                                      455,630
                                                                     ----------
NET ASSET VALUE, offering and redemption price per share                 $ 9.99
                                                                         ======

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST II--FIXED INCOME PORTFOLIO
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1999
--------------------------------------------------------------------------------


INVESTMENT INCOME:
    Dividends                                                         $   3,587
    Interest                                                            184,686
                                                                      ---------
      Total investment income                                           188,273
                                                                      ---------
EXPENSES:
    Investment Advisory                                                  15,523
    Administrative services                                              10,782
    Audit                                                                10,353
    Custodian/Sub-custodian                                              16,001
    Trustees                                                              6,233
    Insurance                                                               346
    Legal                                                                19,307
    Organizational costs                                                  1,646
    Printing                                                             14,853
    Transfer Agent                                                        4,340
    Miscellaneous                                                         1,003
                                                                      ---------
                                                                        100,387
    Less: fees waived, expenses reimbursed and transfer
            agent fee offsets                                           (69,652)
                                                                      ---------
      Total expenses                                                     30,735
                                                                      ---------
       Net investment income                                            157,538
                                                                      ---------
NET REALIZED AND UNREALIZED LOSS FROM INVESTMENTS:
    Net realized loss from security transactions                        (44,503)
    Net change in unrealized appreciation (depreciation)
       from investments                                                (117,185)
                                                                      ---------
      Net realized and unrealized loss from investments                (161,688)
                                                                      ---------
    Net decrease in net assets resulting from operations              $  (4,150)
                                                                      =========

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST II--FIXED INCOME PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------

                                                               FOR THE              FOR THE
                                                              YEAR ENDED           YEAR ENDED
                                                           DECEMBER 31, 1999    DECEMBER 31, 1998
                                                           -----------------    -----------------
FROM OPERATIONS:
  Net investment income                                       $   157,538          $    62,035
  Net realized gain (loss) from security transactions             (44,503)              46,770
  Net change in unrealized appreciation (depreciation)
    from investments                                             (117,185)              (4,228)
                                                              -----------          -----------
  Net increase (decrease) in net assets resulting
    from operations                                                (4,150)             104,577
                                                              -----------          -----------
FROM DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income                           (157,946)             (62,035)
  Dividends in excess of net investment income                          0               (9,850)
  Distributions from realized gains                                     0              (46,781)
                                                              -----------          -----------
      Net decrease in net assets from dividends and
       distributions                                             (157,946)            (118,666)
                                                              -----------          -----------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares                                  6,382,704            3,910,106
  Reinvested dividends                                            157,946              118,666
  Net asset value of shares redeemed                           (4,653,386)          (1,786,826)
                                                              -----------          -----------
  Net increase in net assets from capital
    share transactions                                          1,887,264            2,241,946
                                                              -----------          -----------
      Net increase in net assets                                1,725,168            2,227,857

 NET ASSETS:
  Beginning of year                                             2,827,196              599,339
                                                              -----------          -----------
  End of year                                                   4,552,364            2,827,196
                                                              ===========          ===========

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST II--FIXED INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)
-------------------------------------------------------------------------------------------

                                                            FOR THE YEAR ENDED
                                                                December 31,
                                                           --------------------
PERIOD ENDED:                                               1999          1998       1997 1
                                                           ------        ------      ------
PER SHARE DATA
  Net asset value, beginning of period                     $10.32        $ 9.97      $10.00
                                                           ------        ------      ------
INVESTMENT ACTIVITIES:
  Net investment income                                      0.36          0.24        0.44
  Net gain (losses) on investments
    (both realized and unrealized)                          (0.33)         0.57        0.45
                                                           ------        ------      ------
      Total from investment activities                       0.03          0.81        0.89
                                                           ------        ------      ------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income                      (0.36)        (0.24)      (0.41)
  Dividends in excess of net investment income                  0         (0.04)      (0.31)
  Distributions from realized capital gains                     0         (0.18)      (0.20)
                                                           ------        ------      ------

      Total dividends and distributions                     (0.36)        (0.46)      (0.92)
                                                           ------        ------      ------
NET ASSET VALUE, END OF PERIOD                             $ 9.99        $10.32      $ 9.97
                                                           ======        ======      ======
Total return                                                 0.27%         8.08%       8.96% 2

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                   $4,552        $2,827      $  599
    Ratio of expenses to average net assets                  1.00% 3        .99% 3      .99% 3,4
    Ratio of net income to average net assets                5.07%         4.69%       5.29% 4
    Decrease reflected in above operating expense ratios
      due to waivers/reimbursements                          2.07%         4.33%      12.05% 4
Portfolio turnover rate                                    173.29%       318.95%     138.28% 2
-------------------------------------------------------------------------------------------

1 For the period March 31, 1997 (commencement of operations) through December 31, 1997.
2 Non-annualized.
3 Interest  earned on uninvested  cash balances is used to offset  portions of the transfer agent expense.  These arrangements  resulted in a reduction to the expense ratio by .01%,
  .00% and  .00%  for the  years  or  period  ended  December  31,  1999,  1998  and  1997, respectively.  The operating  expense ratio after reflecting these  arrangements was .99%
  for each of the years or period ended December 31, 1999, 1998 and 1997, respectively.
4 Annualized.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST II
NOTES TO FINANCIAL STATEMENTS
December 31, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

   Warburg Pincus Trust II (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and currently offers one investment portfolio. The Fixed Income Portfolio (the "Portfolio") is a non-diversified investment fund that seeks total return consistent with prudent investment management. Shares of the Portfolio are not available directly to individual investors but may be offered only through (a) variable annuity contracts and variable life insurance contracts and (b) tax-qualified pension and retirement plans. The Portfolio may not be available in connection with a particular contract or plan.

   The net asset value of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange. The Portfolio's investments are valued at market value, which is currently determined using the last reported sales price. If no sales are reported, investments are generally valued at the mean between the last reported bid and ask prices. In the absence of market quotations, investments are generally valued at fair value as determined by or under the direction of the Trust's Board of Trustees. Debt investments that mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless the Board determines that using this method would not reflect an investment's value.

   The books and  records  of the  Portfolio  are  maintained  in U.S.  dollars.
Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Portfolio does not isolate that portion of gains and losses on investments in equity securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of equity securities.

   The Portfolio may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among other things fluctuations in currency exchange rates, revaluation of currencies, future adverse political and economic developments and the imposition of foreign laws and restrictions. Securities of foreign issuers are often subject to less

WARBURG PINCUS TRUST II
NOTES TO FINANCIAL STATEMENTS (CONT'D)
December 31, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

rigorous regulatory practices and requirements than those applied in the United States and may also be less liquid (and their prices more volatile) than securities of comparable U.S companies. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S economy in many respects.

   Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

   Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

   No provision is made for federal income taxes as it is the Trust's intention to have the Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

   Costs incurred by the Trust in connection with its organization have been deferred and are being amortized over a period of five years from the date the Trust commenced its operations.

   Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Portfolio, along with other Warburg Pincus Funds, can transfer uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by the Portfolio's custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. At December 31, 1999, the Portfolio had no investments in repurchase agreements.

WARBURG PINCUS TRUST II
NOTES TO FINANCIAL STATEMENTS (CONT'D)
December 31, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

   The Portfolio has an arrangement with its transfer agent whereby interest earned on uninvested cash balances is used to offset a portion of its transfer agent expense. For the year ended December 31, 1999, the Portfolio received credits or reimbursements of $372 under this arrangement.

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR

   On July 6, 1999, Credit Suisse Asset Management, LLC ("CSAM") became the Portfolio's investment adviser as a result of the previously announced acquisition of Warburg Pincus Asset Management, Inc. ("Warburg Pincus") by Credit Suisse Group ("Credit Suisse") and the combination of Warburg Pincus with Credit Suisse's existing U.S. asset management business. CSAM is an indirect wholly-owned subsidiary of Credit Suisse. For its investment advisory services, CSAM receives a fee from the Portfolio at an annual rate of .50% of the Portfolio's average daily net assets. For the year ended December 31, 1999, investment advisory fees earned and voluntarily waived and reimbursements were as follows:

                GROSS                            NET             EXPENSE
            ADVISORY FEE       WAIVER       ADVISORY FEE     REIMBURSEMENTS
            ------------      --------      ------------     --------------
               $15,523        $(15,523)          $ 0            $(52,205)

   Counsellors Fund Services, Inc. ("CFSI"), a wholly-owned subsidiary of CSAM, served as co-administrator of the Portfolio until November 1,1999. On November 1,1999, Credit Suisse Asset Management Securities, Inc.("CSAMSI") replaced CFSI as co-administrator to the Portfolio. PFPC Inc. ("PFPC"), an indirect subsidiary of PNC Bank Corp. ("PNC"), also serves as the Portfolio's co-administrator. For its administrative services, CSAMSI currently receives a fee calculated at an annual rate of .10% of the Portfolio's average daily net assets. For the year ended December 31, 1999, the co-administration services fees earned by CFSI and CSAMSI were $2,407 and $698 respectively.

WARBURG PINCUS TRUST II
NOTES TO FINANCIAL STATEMENTS (CONT'D)
December 31, 1999
--------------------------------------------------------------------------------

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR -- (CONT'D)

   For administrative services, PFPC currently receives a fee from the Portfolio calculated at an annual rate of .05% of the Portfolio's average daily net assets. For the year ended December 31, 1999, administrative services fees earned and voluntarily waived by PFPC were as follows:

                                                              NET
               CO-ADMINISTRATION FEE     WAIVER      CO-ADMINISTRATION FEE
               ---------------------    --------     ---------------------
                      $7,677            $(1,552)            $6,125

   CSAMSI also serves as the Portfolio's distributor. No compensation is paid by the Portfolio to CSAMSI for its distribution services. Provident Distributors, Inc. will become the Portfolio's distributor effective January 1, 2000.

3. LINE OF CREDIT

   The Portfolios together with other Funds advised by CSAM, have established a $250 million committed line of credit facility ("Credit Facility") with Deutsche Bank, AG as administrative agent, State Street Bank and Trust Company as operations agent, Bank of Nova Scotia as syndication agent and certain other lenders, for temporary or emergency purposes primarily relating to unanticipated Fund share redemptions. Under the terms of the Credit Facility, the Funds with access to the Credit Facility pay an aggregate commitment fee at a rate of .075% per annum on the average daily balance of the Credit Facility that is undisbursed and uncanceled during the preceding quarter allocated among the participating Funds in such manner as is determined by the governing Boards of the various Funds. In addition, the participating funds will pay interest on borrowings at the Federal Funds rate plus .50%. For the year ended December 31, 1999, the Portfolio had no borrowings under the credit facility.

4. INVESTMENTS IN SECURITIES

   For the year ended December 31, 1999, purchases and sales of investment securities (excluding short-term investments) were as follows:

                                                        U.S. GOVERNMENT AND
                   INVESTMENT SECURITIES                AGENCY OBLIGATIONS
                  -----------------------            -----------------------
                   PURCHASES     SALES               PURCHASES       SALES
                  ----------   ----------            ----------   ----------
                  $1,459,155   $1,297,783            $5,354,602   $3,211,208

WARBURG PINCUS TRUST II
NOTES TO FINANCIAL STATEMENTS (CONT'D)
December 31, 1999
--------------------------------------------------------------------------------

4. INVESTMENTS IN SECURITIES -- (CONT'D)

   At December 31, 1999, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) was as follows:

                  UNREALIZED         UNREALIZED       NET UNREALIZED
                 APPRECIATION       DEPRECIATION       DEPRECIATION
                 ------------       ------------      --------------
                      $0             $ (106,604)        $ (106,604)

5. FORWARD FOREIGN CURRENCY CONTRACTS

   The Portfolio may enter into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts primarily for hedging purposes. The forward currency contracts are adjusted daily by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

6. CAPITAL SHARE TRANSACTIONS

   The Portfolio is authorized to issue an unlimited number of full and fractional shares of beneficial interest, par value of $.001 per share. Transactions in shares of the Portfolio were as follows:

                                                 FOR THE YEAR ENDED DECEMBER 31,
                                                 -------------------------------
                                                   1999                  1998
                                                 --------              --------
Shares sold                                       618,562               370,058
Shares issued to shareholders on
  reinvestment of dividends                        15,810                11,498
Shares Redeemed                                  (452,618)             (167,794)
                                                 --------              --------
Net increase in shares outstanding                181,754               213,762
                                                 ========              ========

7. CAPITAL LOSS CARRYOVER

   At December 31,1999, capital loss carryover available to offset possible future capital gains of the Portfolio was $44,125, expiring in 2007.

WARBURG PINCUS TRUST II
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of WARBURG PINCUS TRUST II:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Warburg Pincus Trust II--Fixed Income Portfolio (the "Trust") at December 31, 1999, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years (or periods) presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP

2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 3, 2000

WARBURG PINCUS TRUST II
RESULTS OF SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)
--------------------------------------------------------------------------------
   At a special meeting of shareholders held on May 21, 1999, the following proposals were submitted for the vote of shareholders of the Trust. The proposals and voting results were:

   1. To approve a new investment advisory agreement between the Portfolio and CSAM.

                                  % OF SHARES TO TOTAL    % OF SHARES TO TOTAL
                     SHARES        OUTSTANDING SHARES         SHARES VOTED
                     ------       --------------------    --------------------

   FOR           278,252.4320           99.9973%               100.0000%
   Against             0.0000            0.0000%                 0.0000%
   Abstain             0.0000            0.0000%                 0.0000%

   2. To elect Trustees of the Trust.


   TRUST II FIXED
   INCOME PORTFOLIO                         FOR                        WITHHELD
   ----------------                         ------------               --------
   R.H. Francis                             278,252.4320                0.0000
   J.W. Fritz                               278,252.4320                0.0000
   J.E. Garten                              278,252.4320                0.0000
   J.S. Pasman                              278,252.4320                0.0000
   W.W. Priest                              278,252.4320                0.0000
   S.N. Rappaport                           278,252.4320                0.0000
   A.M. Reichman                            278,252.4320                0.0000
   A.B. Trowbridge                          278,252.4320                0.0000

   3. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the Trust.


   TRUST II FIXED                    % OF SHARES TO TOTAL   % OF SHARES TO TOTAL
   INCOME PORTFOLIO       SHARES      OUTSTANDING SHARES         SHARES VOTED
   ----------------    ------------  --------------------   --------------------
   For                 278,252.4320        99.9973%              100.0000%
   Against                   0.0000         0.0000%                0.0000%
   Abstain                   0.0000         0.0000%                0.0000%

                              WARBURG PINCUS (LOGO)
                                [GRAPHIC OMITTED]



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